NEWS RELEASE ©2022 U. S. Steel. All Rights Reserved www.ussteel.com CONTACTS: John O. Ambler Vice President Corporate Communications T – (412) 433-2407 E – joambler@uss.com Kevin Lewis Vice President Investor Relations T – (412) 433-6935 E – klewis@uss.com FOR IMMEDIATE RELEASE U. S. Steel Selects Osceola, Arkansas as Location for Most Advanced Steelmaking Facility in North America PITTSBURGH, January 11, 2022 – United States Steel Corporation (NYSE: X) (“U. S. Steel”) today announced that its next-generation highly sustainable and technologically advanced steel mill will be located in Osceola, Arkansas, close to U. S. Steel’s cutting-edge Big River Steel plant. The facility is engineered to bring together the most advanced technology to create the steel mill of the future that delivers profitable solutions for our customers. The new mill is designed to extend U. S. Steel’s customer advantages as the company maps a bold path toward a more sustainable future. The new optimized steel production facility is expected to feature two electric arc furnaces (EAFs) with 3 million tons per year of advanced steelmaking capability, a state-of-the-art endless casting and rolling line, and advanced finishing capabilities. This first use of endless casting and rolling technology in the United States brings significant energy, efficiency, and capability enhancements to the company’s operations. Upon completion, this project will apply to become LEED® certified. The site selection is subject to a number of factors, including final agreements with key partners. Permitting for the project is underway and the company expects to break ground in the first quarter of 2022, with project completion and full operation anticipated in 2024. “With this location selected and shovels ready, we are reshaping the future of steelmaking,” said U. S. Steel President and Chief Executive Officer David B. Burritt. “We had numerous competitive site

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com options, but Osceola offers our customers incomparable advantages.” When completed, the sophisticated new steelmaking facility in combination with Big River Steel will form a 6.3 million ton mega mill capable of providing many of the most advanced and sustainable steels in North America. The new non-grain oriented electrical steel and galvalume/galvanizing lines currently under construction at Big River Steel will further advance U. S. Steel’s ability to respond to customers’ pressing supply chain needs to satisfy their own domestic manufacturing expansion. The location affords abundant, increasingly renewable and clean power from Entergy Arkansas, superior Class 1 rail service from BNSF with connections to other railroads, Mississippi River docks and interstate trucking access. Burritt continued, “The State of Arkansas, Mississippi County, the City of Osceola, Entergy, BNSF, and other parties have all worked to make this the clear choice for a path to the future without roadblocks. We’re not going to make our stakeholders wait to see progress. We intend to break ground this quarter and get to work as soon as permits are in hand. With its extraordinarily low-cost structure, energy efficient production equipment, and advanced capabilities, this $3 billion project will yield significant benefits to our customers, stockholders, communities, employees, and contribute to a more sustainable world.” “Our nation and our customers need a robust and resilient supply chain to meet consumers’ needs, and that starts with U. S. Steel’s advanced, sustainable steels. Steel is critical to so much of what the world builds, so how we make our products contributes directly to a better, more sustainable world for all. This new facility will build that future. Stay tuned. As we add this to our world-class Big River Steel facility, you’re going to be seeing great things as we advance the Best for AllSM future of steel.” “Arkansas has created an ideal business environment for the growth of the steel industry in our state,” Arkansas Governor Asa Hutchinson said. “The investment and high paying jobs that will result from this announcement will make a real difference in the lives of many families in Northeast Arkansas. I am grateful for the support of the legislature which was critical in winning this expansion. Now, U. S. Steel is an important part of our future and we look forward to continued success in the coming years.” “Mississippi County has become a national leader in steel production, and U. S. Steel’s decision to create ‘the steel mill of the future’ in this community continues to underscore why,” Arkansas Secretary of Commerce Mike Preston said. “Not only does Arkansas have a trained workforce, a reliable electrical grid, and easy access to river, rail, and highways, but it also has a governor, a General Assembly, and numerous community partners and stakeholders who recognize the importance of broadening economic

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com opportunities for Arkansans and who will go the extra mile to compete for those opportunities. U. S. Steel is a highly regarded member of the state’s business community, and we are excited to continue our partnership with them as they establish the most advanced steelmaking facility in North America—right here in Arkansas.” This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, future profitability and earnings, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in global supply and demand conditions and prices for our products, the integration of Big River Steel in our existing business, business strategies related to the combined business, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and those described from time to time in our future

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. ### 2022- 001 Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for AllSM strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value- added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 26.2 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.